Exhibit 10.1

WARRANT EXERCISE INDUCEMENT AGREEMENT

This Warrant Exercise Inducement Agreement (this “Agreement”), dated as of January     , 2021, is by and between CytoDyn Inc., a Delaware corporation, (the “Company”) and the undersigned holder (the “Holder”) of warrants to purchase shares of the Company’s common stock, par value $0.001 per shares (the “Common Stock”), issued by the Company, as set forth on Schedule A (collectively, the “Warrants”).

WITNESSETH:

WHEREAS, the Holder’s Warrants are exercisable into a number of shares of Common Stock as set forth on Schedule A (the “Warrant Shares”); and

WHEREAS, as an additional inducement to the Holder to exercise, the Company will (i) increase the number of Warrant Shares by 40% (such shares, the “Additional Shares”) and (ii) increase the stated exercise price of the Warrant by one hundred percent (100%), or two (2) times the existing exercise price, upon exercise of the Warrants.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, the Company and the Holder hereby agree as follows:

1. Exercise of Warrants. The Company and the Holder hereby agree that the Holder shall exercise the Warrants at an exercise price per share equal to two (2) times the original Warrant exercise price, for aggregate cash proceeds to the Company set forth on Schedule A, otherwise pursuant to the terms of the Warrants. The Warrant Shares and the Additional Shares as set forth on Schedule A will be delivered to the Holder upon the Closing to the name and address set forth on the signature page hereof.

2. Closing; Payment. Holder shall execute this Agreement and immediately wire the aggregate cash exercise price for such Warrants to the following bank account:

Bank Name:	JPMorgan Chase Bank, N.A.
Bank Address:	Business Banking, OR1-2013
4155 Mercantile Drive
Lake Oswego, Oregon 97035
ABA Number:	xxxxxxxxxxx
A/C Name:	CytoDyn Inc.
A/C Number:	xxxxxxxxxxx
FBO:
See Schedule A

The closing of the exercise of the Warrants and the issuance of the Warrant Shares and Additional Shares (the “Closing”) shall occur upon execution by the Company and delivery to the Holder of an executed copy of this Agreement, against receipt of such aggregate cash exercise price. The Closing may be scheduled by the Company at any time within three (3) calendar days after the execution by the Holder of this Agreement (such date, the “Closing Date”). To the extent the Closing does not occur, all funds received from the Holder will be returned without interest or offset, and this Agreement shall thereafter be of no further force or effect.

3. Restriction on Transfer.

(a) Restricted Securities. The Warrant Shares and the Additional Shares will be “restricted securities” upon issuance to the Holder hereunder. Restricted securities may not be sold by the holder absent registration, or an exemption from the registration requirements, under the Securities Act of 1933, as amended (the “Securities Act”), or the applicable securities laws of any other state or jurisdiction.

(b) The Company has previously filed Registration Statements on Form S-3 (the “Resale Registration Statement”) to register the resale of some of the Warrant Shares under the Securities Act. Promptly following the Closing, the Company intends to file a Current Report on Form 8-K to reflect the substantive changes from the information currently set forth in the prospectus included in such Resale Registration Statements as a result of the transactions contemplated by this Agreement. Thereafter, if Holder is named as selling stockholder in such Resale Registration Statement, Holder may sell the Warrant Shares in accordance with the resale provisions set forth in the “Plan of Distribution” section of the applicable Resale Registration Statement prospectus. Holder should read the Registration Statement prospectus carefully before deciding whether to enter into this Agreement.

(c) Restrictive Legends. The Holder understands and agrees that that the Additional Shares, are not, and will not be, registered under the Securities Act, accordingly, the Additional Shares must be held indefinitely unless they are subsequently registered or unless, in the opinion of counsel reasonably acceptable to the Company, a sale or transfer may be made in compliance with the provisions of this Agreement and without registration under United States securities laws and the applicable securities laws of any state or other jurisdiction. Legends will be placed on the Additional Shares, and that appropriate notations will be made in the Company’s stock books and stop transfer instructions placed with the transfer agent of the Common Stock, each in a manner generally consistent with the foregoing.

4. Accredited Investor. The Holder represents and warrants that is an “accredited investor” as defined in Rule 501 under the Securities Act of 1933, as amended. The Holder, either alone or together with its representatives, has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Warrant Shares and Additional Shares, and has so evaluated the merits and risks of such investment. The Holder is not acquiring the Additional Shares for the account or benefit of any other person, or with a view to or for distributing or reselling such Additional Shares or any part thereof. The Holder has no present intention of distributing any of such Additional Shares and has no agreement or understanding, directly or indirectly, with any person regarding the distribution of such Additional Shares. Neither the Commission nor any state securities commission or other regulatory authority has approved the Additional Shares, or passed upon or endorsed the merits of this offering of securities or confirmed the accuracy or determined the adequacy of such offering. This offering of securities has not been reviewed by any federal, state or other regulatory authority.

5. Reliance. The Holder acknowledges and understands that the Company has agreed to the terms of this Agreement in reliance upon the Holder’s representations, warranties and covenants made in this Agreement.

6. Modification. This Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

7. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof, and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into the foregoing documents.

8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

9. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

10. Successors; Third-Party Beneficiary. This Agreement shall be binding upon and inure to the benefit of the Holder and the Company and the respective successors and permitted assigns of each.

11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

12. EXPIRATION DATE. THIS OFFER IS FOR A LIMITED TIME ONLY AND SHALL EXPIRE IF THE SIGNATURE PAGE TO THIS AGREEMENT IS NOT COMPLETED, EXECUTED BY THE HOLDER AND RETURNED TO THE COMPANY ON OR BEFORE 5:00 P.M. ET ON JANUARY 28, 2021.

[Signature page to follow.]

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

HOLDER

By:

Print Name:

Title:

Address:

Email:

Agreed and Accepted:

CYTODYN INC.

By:
Name:	Michael D. Mulholland
Title:	CFO

Dated as of:

SCHEDULE A	% Premium	100.00% %	Inducement Shares	40.00%

SUMMARY OF CURRENT WARRANT HOLDINGS

Holder	Originating Transaction	(A) Warrant No.	(B) Expiration Date	(C) Warrant Shares	(D) Original Exercise Price	(E) Revised Exercise Price	(F) Aggregate Revised Exercise Proceeds	(G) Shares Issued Upon Exercise

Totals				—			$0.00	—

REQUIRED SELECTION OF DELIVERY METHOD OF SHARES

			Available Share Delivery Methods			Please Select for Each Warrant
Restriction & Registration Status	Warrant No.	Shares Issued	DWAC	Book Entry	Mail Certificate	Warrant Holder’s Selection for Share Delivery
—
Restricted & Unregistered (Inducement shares)	N/A	—	No	Yes	Yes

Total	—	—	—	—	—	—